UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 9, 2014
Date of Report (Date of earliest event reported)

il2m INTERNATIONAL CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-176587	27-3492854
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 West Olive Avenue Suite 810 Burbank, California	91505
(Address of principal executive offices)	(Zip Code)

(818) 953-7585
Registrant’s telephone number, including area code

Dynamic Nutra Enterprises Holdings Inc.
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.  REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Share Exchange Agreement

On January 9, 2014, the Board of Directors of il2m International Corp., previously known as Dynamic Nutra Enterprises Holdings, Inc., a Nevada corporation (the “Corporation”), authorized the execution of that certain share exchange agreement dated January 9, 2014 (the "Share Exchange Agreement") among  the Company, il2m Inc., a privately held Nevada corporation (“il2m”) and il2m Global Limited, a private Belize corporation and sole shareholder of il2m ("il2m Global"). In accordance with the terms and provisions of the Share Exchange Agreement, the Corporation shall acquire all of the issued and outstanding shares of stock of il2m from its sole shareholder, il2m Global, thus making i2lm its wholly-owned subsidiary, in exchange for the issuance to il2m Global of an aggregate 125,000,000 shares of common stock of the Corporation.

This represents a change in control of the Corporation and a change in business operations. Therefore, based on the change in control of the Corporation, the business operations of the Corporation will change to that of developing, creating and marketing a social media platform called Ilink2music.com. Ilink2music.com is an unparalleled social media platform that will allow users to unify their personal digital-mobile lifestyle while simultaneously providing exclusive international music entertainment content, networking, events, products, services; featuring a unique internet radio station and exceptional co-creation content aiming at facilitating and revolutionizing the management of your on-line “way of life”. Our platform is a Horizontal - adaptable business model based on the strategic use of Multi-Sensory Branding, Co-Creation, Product Placement, Immersion User Experience Applications, ROI Relationship/Currency with Economy and Licensing Structures. It is built to adapt and to embrace the monumental shifts and disruptive technologies that are changing every facet of business. Ilink2music.com is positioned to leverage and facilitate change in the Global end user driven Digital/ Mobile content/Product placement Eco system.

Ilink2music.com will enable the user to create a profile in the music entertainment zone that displays his/her talents or expertise, whether they are a musician, composer, songwriter, vocalist, performer, conductor, arranger, instrumentalist, dancer, choreographer, DJ, music video producer and/or director, booking agent, recording studio, audio engineer, record label, events planner, music venue, music broadcaster, music educator, music publisher, road crew, talent manager, entertainment lawyer, etc. The user can also simply be a music fan that enjoys listening to music, socializing or following and supporting others. Each member will be able to network within our community in order to find what they’re looking for: a singer for a band, an event planner for a nightclub, a DJ for a party, a violinist or pianist for an orchestra, a choreographer for your dance crew, a music venue for your event.

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02        UNREGISTERED SALES OF EQUITY SECURITIES

Effective on January 9, 2014, the Board of Directors approved the issuance of an aggregate 125,000,000 shares of its restricted common stock to il2m Global in accordance with the terms and provisions of the Share Exchange Agreement. The shares of common stock were issued at $0.0001 per share. The shares of common stock were issued to a non-United States resident in reliance on Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The securities have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. il2m Global acknowledged that the securities to be issued have not been registered under the Securities Act, that it understood the economic risk of an investment in the securities, and that it had the opportunity to ask questions of and receive answers from the Company’s management concerning any and all matters related to acquisition of the securities.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Beneficial Ownership Chart

The following table sets forth certain information, as of the date of this Current Report, with respect to the beneficial ownership of the outstanding common stock by: (i) any holder of more than five (5%) percent; (ii) each of the Corporation’s executive officers and directors; and (iii) the Corporation’s directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned. Unless otherwise indicated, each of the stockholders named in the table below has sole voting and investment power with respect to such shares of common stock. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated. As of the date of this Current Report, there are 125,704,000 shares of common stock issued and outstanding based upon the reverse stock split of one for ten (1:10) effected January 8, 2014.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(1)	Percentage of Beneficial Ownership
Directors and Officers:
Sarkis Tsaoussian 3500 West Olive Avenue Suite 810 Burbank, California	465,000	0.56%

All executive officers and directors as a group (1 person)	465,000	0.56%

Beneficial Shareholders Greater than 10%

il2m Global Limited Caye Financial Center Corner Coconut Drive & Hurricane Way Third Floor San Pedro, Ambergris Caye Belize, Central American	125,000,000	99.44%

(1)
Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding as of the date of this Current Report.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01        Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.01	Share Exchange Agreement dated January 9, 2014 by and among i2lm International Corp., Il2m Inc., and il2m Global Limited.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

il2m INTERNATIONAL CORP.

DATE: January 13, 2014	/s/ Sarkis Tsaoussian
Sarkis Tsaoussian
President/Chief Executive Officer